United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
COYA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COYA THERAPEUTICS, INC.

5850 San Felipe St., Suite 500

Houston, TX 77057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 25, 2026

To the Stockholders of

Coya Therapeutics, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Coya Therapeutics, Inc. (the “Company”) will be held on June 25, 2026, at 12:00 p.m. Central Time. The Annual Meeting will be held in a virtual meeting format at http://www.meetnow.global/MJTM52T. You will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will act on the following matters:

•	To elect two director nominees to serve as director until the 2029 annual meeting of stockholders;

•	To ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2026; and

•	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on May 1, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and to submit your proxy over the Internet or by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, unless the proxy states it is irrevocable and was coupled with an interest sufficient in law to support an irrevocable power.

If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2026

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2025, as amended, and proxy card are available on the Internet at www.envisionreports.com/COYA. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Arun Swaminathan
Arun Swaminathan
Chief Executive Officer, Director

May 13, 2026

Houston, TX

Page
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS	8
PROPOSAL 1: TO ELECT TWO CLASS I DIRECTORS TO SERVE UNTIL THE 2029 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	9
CORPORATE GOVERNANCE	14
Composition of the Board of Directors	14
Board of Directors Meetings	14
Director Independence	14
Board Committees	15
Director Nominations Process	17
Stockholder Nominations for Directorships	18
Board Leadership Structure and Role in Risk Oversight	19
Evaluations of the Board of Directors	19
Stockholder Communications	19
Code of Business Conduct and Ethics	20
Anti-Hedging Policy	20
Limitation of Directors’ Liability and Indemnification	20
Family Relationships	20
Delinquent Section 16(A) Reports	21
EXECUTIVE OFFICERS	22
Management	22
EXECUTIVE COMPENSATION	24
Summary Compensation Table	24
Employment Agreements with Named Executive Officers	24
Potential Payments Upon Termination or Change in Control	26
Employee Benefits Plans	27
Outstanding Equity Awards at Fiscal Year End	27
DIRECTOR COMPENSATION	29
Non-Employee Director Compensation Policy	29
EQUITY COMPENSATION PLAN INFORMATION	31
The Amended and Restated Coya Therapeutics, Inc. 2021 Equity Incentive Plan	31
REPORT OF THE AUDIT COMMITTEE	33
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
TRANSACTIONS WITH RELATED PERSONS	36
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS	37
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026	38
STOCKHOLDER PROPOSALS	39
ANNUAL REPORT	39
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	40
OTHER MATTERS	40

i

COYA THERAPEUTICS, INC.

5850 SAN FELIPE ST., SUITE 500

HOUSTON, TX 77057

2026 PROXY STATEMENT

This proxy statement contains information related to the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 25, 2026 at 12:00 p.m. Central Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our Annual Meeting, vote and submit your questions during the meeting by visiting http://www.meetnow.global/MJTM52T. You will not be able to attend the Annual Meeting in person.

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Coya Therapeutics, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about June 13, 2026. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 5850 San Felipe St., Suite 500, Houston, Texas 77057, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”).

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 25, 2026.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the Annual Meeting and our Annual Report for the fiscal year ended December 31, 2025, as amended, are available on the Internet at www.envisionreports.com/COYA. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why are we calling this Annual Meeting?

Our Board is soliciting your proxy to vote at the Annual Meeting of stockholders to be held virtually via live webcast on Thursday, June 25, 2026, at 12:00 p.m. Central Time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This proxy statement summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, because you owned shares of our common stock on May 1, 2026 (the “Record Date”).

We are calling the Annual Meeting to seek the approval of our stockholders:

•	To elect Wilbur Ross and Dieter Weinand to serve as directors until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified (“Proposal 1”);

•	To ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”); and

•	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of Mr. Ross and Mr. Weinand and the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2026 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR Proposal 1, and FOR Proposal 2. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Why is the Company Holding a Virtual Annual Meeting?

This year’s Annual Meeting will be held in a virtual meeting format only. The virtual format provides the opportunity for participation by a broader group of our stockholders, while reducing costs associated with planning, holding and arranging logistics for in-person meeting proceedings. Hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate equally from any location around the world, at little to no cost. Hosting a virtual meeting also reduces the environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting online by visiting http://www.meetnow.global/MJTM52T. You also will be able to vote your shares electronically during the Annual Meeting by following the instructions above.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our 2025 Annual Report, as amended, by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. All requests for copies of Proxy Materials must be made on or before June 15, 2026 to facilitate timely delivery.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date, May 1, 2026, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 23,457,183 outstanding shares of Common Stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall solely be via the Internet at http://www.meetnow.global/MJTM52T using the instructions provided on the Notice or your proxy card.

We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained our transfer agent, Computershare Trust Company, N.A. (“Computershare”), to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the voting power of the shares of our capital stock issued and outstanding on the Record Date will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How can I attend and vote at the Annual Meeting?

For registered stockholders: If on the record date your shares were registered directly in your name with Computershare, then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the Record Date will be able to attend the Annual Meeting, vote, and submit questions during the Annual Meeting by visiting http://www.meetnow.global/MJTM52T at the meeting date and time. We encourage you to access the meeting prior to the start time. Online access will begin at 11:45 a.m., Central Time. To access the Annual Meeting, you will need the 15-digit control number located in the shaded bar on the proxy card.

For beneficial owners: If on the record date your shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Central Time, on June 19, 2026. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to http://www.meetnow.global/MJTM52T and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to http://www.meetnow.global/MJTM52T and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

Do I need to attend the Annual Meeting?

No. It is not necessary for you to attend the virtual Annual Meeting in order to vote your shares. You may vote by telephone, through the Internet or by mail, as described in more detail below.

How do I vote my shares without attending the Annual Meeting?

Stockholder of record (shares registered in your name). If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting in any of the following ways:

•

By Telephone or via the Internet. You can submit a proxy to vote your shares by telephone or via the Internet by following the instructions on the enclosed proxy card. Proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Central Time, on the day before the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number.

•

By Mail. You can submit a proxy to vote your shares by mail if you received a printed proxy card by completing, signing, dating and promptly returning your proxy card in the postage-prepaid envelope provided with the materials. Proxies submitted by mail must be received by the close of business on June 24, 2026 in order to ensure that your vote is counted. If the envelope is missing, please mail your completed proxy card to Proxy Services, c/o Computershare Investor Services, PO Box 43101, Providence Rhode Island, 02940-5067.

To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone following the instructions on the enclosed proxy card promptly. If you are submitting your proxy by telephone or through the Internet, your voting instructions must be received by 11:59 p.m., Central Time on the day before the Annual Meeting.

Submitting your proxy by mail, by telephone or through the Internet will not prevent you from casting your vote at the Annual Meeting. You are encouraged to submit a proxy by mail, by telephone or through the Internet even if you plan to attend the Annual Meeting via the virtual meeting website to ensure that your shares are represented at the Annual Meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted (1) “FOR” the election of Wilbur Ross and Dieter Weinand as Class I directors, and (2)“FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2026, in accordance with the proxy holders’ best judgment as to any other business that properly comes before the Annual Meeting.

Beneficial owner (shares registered in the name of bank, broker or other nominee). If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received voting instructions from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your bank, broker or other nominee. Follow the instructions from your broker, bank or other nominee included with this proxy statement, or contact your bank, broker or other nominee to request a proxy form.

Even if you plan to attend the Annual Meeting live via the Internet, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting live via the Internet.

What if I vote and then change my mind?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting, unless the proxy states it is irrevocable and was coupled with an interest sufficient in law to support an irrevocable power. You may change or revoke your proxy in any one of the following ways:

•

Delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to the Company’s Secretary at Coya Therapeutics, Inc., 5850 San Felipe St., Suite 500, Houston, Texas 77057.

•	Submitting another proxy by telephone or through the Internet in accordance with the instructions on the enclosed proxy card.

•	Submitting a later-dated proxy card relating to the same shares.

•

Attending the Annual Meeting via the virtual meeting website and voting at the meeting by following the internet voting instructions on your proxy card. However, simply attending the Annual Meeting without voting will not revoke or change your proxy.

•	“Street name” holders of shares of our common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the Internet.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares of common stock through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of one-third of the voting power of the shares of our capital stock issued and outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•

Proposal 1 (Election of Directors): Our directors are elected by a plurality of the votes cast, which means that the nominee for director who receives the most votes will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the directors. Banks, brokers, or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on Proposal 1.

•

Proposal 2 (Ratify Appointment of Independent Registered Public Accounting Firm): A majority of the votes cast affirmatively by the holders of all of the outstanding shares of our capital stock present or represented at the Annual Meeting is required to approve Proposal 2. You may vote FOR, AGAINST, or abstain on Proposal 2. Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers, or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non-votes will occur on Proposal 2. Abstentions, if any, will not affect the outcome of the vote on Proposal 2. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2026, the Audit Committee of our Board will reconsider its appointment.

Under the General Corporation Law of the State of Delaware, holders of the Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed ”non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed ”non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1) is generally considered to be a “non-routine” matter and brokers, banks, or other nominees are not permitted to vote on this matter if the broker, bank, or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers, banks, or other nominees how they wish to vote their shares on Proposal 1. The proposal to approve the ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, hence, a broker, bank or other nominee will have discretionary authority to vote on Proposal 2 even if it does not receive instructions from the beneficial owner. However, if Proposal 2 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on Proposal 2 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

A representative from our transfer agent, Computershare, will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, and our industry. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and/or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our other Securities and Exchange Commission (“SEC”) filings, which are available on our investor relations website at https://ir.coyatherapeutics.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

PROPOSAL 1: TO ELECT TWO CLASS I DIRECTORS TO SERVE UNTIL THE 2029 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II, and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board is currently composed of seven directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until the director’s earlier resignation, death, or removal.

The nominees listed below are currently two of our directors. If elected at the Annual Meeting, the nominees would serve until our 2029 Annual Meeting and until their successors have been duly elected and qualified, or, if sooner, until their earlier resignation, death, or removal.

Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the two nominees named below. The director nominee receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominee named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. The person nominated for election has agreed to serve if elected. Our management has no reason to believe that the nominee will be unable to serve.

Nominee for Election Until the 2029 Annual Meeting

The following table sets forth the name, age, position and tenure of our Class I directors who are up for re-election at the Annual Meeting for a term expiring at the 2029 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Wilbur Ross	88	Director	2023
Dieter Weinand	65	Director	2023

The following includes a brief biography of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with the biography including information regarding the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the nominee should serve as a member of our Board.

Wilbur L. Ross, Jr., has been a director since November 2023. Mr. Ross was sworn in by Vice President Mike Pence as the 39th Secretary of Commerce on February 28, 2017. Secretary Ross was the principal voice of business in the Trump Administration, ensuring that U.S. entrepreneurs and businesses have the tools they need to create jobs and economic opportunity. Secretary Ross is the former Chairman and Chief Strategy Officer of WL Ross & Co. LLC and has over 55 years of investment banking and private equity experience. He has restructured over $400 billion of assets in the airline, apparel, auto parts, banking, beverage, chemical, credit card, electric utility, food service, furniture, gypsum, homebuilding, insurance, marine transport, mortgage origination and servicing, oil and gas, railcar manufacturing and leasing, real estate, restaurant, shipyard, steel, textile and trucking industries. Secretary Ross has been chairman or lead director of more than 100 companies operating in more than 20 different countries. Named by Bloomberg Markets as one of the 50 most influential people in global finance, Secretary Ross is the only person elected to both the Private Equity Hall of Fame and the Turnaround Management Hall of Fame. He previously served as privatization adviser to New York City Mayor Rudy Giuliani and was appointed by President Bill Clinton to the board of the U.S.-Russia Investment Fund. President Kim Dae-jung awarded Secretary Ross a medal for helping South Korea during its financial crisis and, in November 2014, the Emperor of Japan awarded him the Order of the Rising Sun, Gold and Silver Star.

As a philanthropist, Secretary Ross has served as Chairman of the Japan Society, Trustee of the Brookings Institution and Chairman of its Economic Studies Council, International Counsel Member of the Musée des Arts Décoratifs in Paris, Trustee of the Blenheim Foundation, President of the American Friends of the Rene Magritte Museum in Brussels and Director of the Palm Beach Civic Association. He also was an Advisory Board Member of Yale University School of Management. Secretary Ross received his undergraduate degree in English literature from Yale University, and graduated with distinction from Harvard Business School.

Dieter Weinand has been a member of our Board since August 2023. From November 2018 to March 2020, Mr. Weinand served as Executive Vice President, Primary Care of Sanofi S.A. He previously served as President and CEO, Pharmaceutical Division at Bayer AG from July 2014 to November 2018. From 2013 to 2014, Mr. Weinand was President, Global Commercialization at Otsuka Pharmaceutical Co., Ltd. and from 2010 to 2013 Mr. Weinand was President, Primary Care and Asia-Pacific Region at Pfizer Inc. From 2001 to 2010, Mr. Weinand served as President, Senior Vice President, and Vice President of Bristol-Myers Squibb Company. Prior to joining Bristol-Myers Squibb Company, Mr. Weinand was Senior Vice President at F.H. Faulding, Inc. from 2000 to 2001, Managing Director, Director, Vice President, and Senior Director at Warner-Lambert Company, which was acquired by Pfizer Inc. in 2000, during the period from 1994 to 2000, Vice President at Pharmos Corporation during 1994, and Director, Area Business Operations Coordinator, and International Product Manager at Lederle International during the period from 1990 to 1994. Mr. Weinand currently serves as the Chairman of the board of directors of Replimune Group, Inc. (Nasdaq: REPL), as a director at Reunion Neuroscience, Inc., a clinical stage pharmaceutical company, and was previously a member the board of directors of Bayer AG, from 2013 to 2014, and HealthPrize Technologies LLC, from 2014 to 2018. Mr. Weinand was a director and member of the compensation committee and chair of the audit committee of Field Trip Health Ltd. from October 2019 to July 2022. Mr. Weinand received a M.S. in Pharmacology and Toxicology from Long Island University and a B.A. in Biology from Concordia College. We believe Mr. Weinand is qualified to serve on our Board because of his extensive leadership experience, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position, and tenure of the directors who are serving for terms that end at dates following the Annual Meeting.

Name	Age	Position(s)	Served as an Officer or Director Since	Term Will Continue Until Annual Meeting Held In
Mark Pavao	62	Director	2026	2028
Arun Swaminathan, Ph.D.	57	Chief Executive Officer, Director	2025	2028
Ann Lee, Ph.D.	64	Director	2025	2028
Anabella Villalobos, Ph.D.	67	Director	2021	2027
Dov Goldstein, M.D.	58	Director	2021	2027

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Coya by each director.

Class II Directors Continuing in Office Until the 2027 Annual Meeting

Dr. Anabella Villalobos, Ph.D., has been a director since May 2021. Dr. Villalobos is currently the Chief Scientific Officer at Metaphore Biotechnologies, Inc., a position she has held since 2025. From 2017 to 2025, Dr. Villalobos was head of Biotherapeutics and Medicinal Sciences at Biogen Inc. (Nasdaq: BIIB) (“Biogen”), where she was responsible for the delivery of high-quality, differentiated drug candidates for neurological, rare, and auto-immune diseases across multiple modalities, including small molecules, biologics, oligonucleotides, and gene therapy. Prior to Biogen, Dr. Villalobos was with Pfizer Inc. (NYSE: PFE)(“Pfizer”) for 28 years where she most recently served as Vice President of Medicinal Synthesis Technologies and Neuroscience Medicinal Chemistry. As the leader of several medicinal chemistry groups throughout her tenure at Pfizer, Dr. Villalobos’ teams delivered more than 30 small molecule candidates to combat Alzheimer’s disease, Parkinson’s disease, schizophrenia, depression, and insomnia. Noteworthy are Ogsiveo® (SpringWorks) and tavapadon (AbbVie) which reached the market and proof of concept in Phase 3 studies, respectively. Dr. Villalobos also championed new scientific directions that have improved design practices in medical chemistry including the Central Nervous System Multi-Parameter Optimization (CNS MPO). Dr. Villalobos obtained her B.S. in Chemistry at the University of Panama and her Ph.D. in Medicinal Chemistry at the University of Kansas where she was a Fulbright-Hayes fellow. She was a National Institutes of Health Postdoctoral Fellow at Yale University in synthetic organic chemistry for two years. Dr. Villalobos was chosen as a director due to her keen insight into drug development, particularly in neuroscience and we believe Dr. Villalobos’ counsel and strategic guidance with respect to our product candidate pipeline and research and clinical programs is vital to our success.

Dr. Dov Goldstein, M.D., has been a director since March 2021. Dr. Goldstein brings over 25 years of strategic financial and operational experience within the healthcare sector. He currently serves as the Chief Financial Officer of BioAge Labs (Nasdaq: BIOA), a position he has held since November 2021. Prior to that, from 2020-2021, he served as the Chief Financial Officer and Chief Business Officer of Indapta Therapeutics. From 2018-2020, he was Chief Executive Officer of RIGImmune, Inc. Prior to that he served as the Chief Financial Officer at Schrödinger, Inc. (Nasdaq: SDGR) from 2017 to 2018. Dr. Goldstein held various leadership roles at Aisling Capital, a private investment firm, from 2006 to 2017, serving as its Managing Partner from 2014 to 2017. Dr. Goldstein served as the Chief Financial Officer of Loxo Oncology, Inc. between 2014 and 2015. From 2000 to 2005, Dr. Goldstein served as Chief Financial Officer of Vicuron Pharmaceuticals, Inc. (“Vicuron”), raising over $250 million in equity financings, facilitating company partnership transactions and participating in the M&A process when Vicuron was acquired by Pfizer for $1.9 billion. Prior to joining Vicuron, he was Director of Venture Analysis at HealthCare Ventures LLC. Dr. Goldstein currently serves on the board of directors of Gain Therapeutics, Inc. (Nasdaq: GANX) where he serves on the audit committee as audit committee chair. He previously served as a director for ADMA Biologics Inc (Nasdaq: ADMA), Loxo Oncology (Nasdaq: LOXO), Esperion Therapeutics, Inc. (Nasdaq: ESPR), Durata Therapeutics, Inc. (Nasdaq: DRTX), Cempra Pharmaceuticals Inc. (Nasdaq: CEMP) and a number of private companies. He received a Bachelor of Science in biological sciences from Stanford University, an MBA from Columbia Business School and an M.D. from Yale School of Medicine. Dr. Goldstein was chosen as a director due to his extensive financial experience in the biotechnology capital markets, as an investor and as a CFO and we believe Dr. Goldstein’s background in medicine, venture capital and biotechnology operations guides us in our work as a public clinical stage biotechnology company.

Class III Directors Continuing in Office Until the 2028 Annual Meeting

Arun Swaminathan, Ph.D., has over 20 years of hands-on healthcare business executive experience with an emphasis on corporate and business development, strategy, and finance. Dr. Swaminathan joined Coya as Chief Business Officer in April 2023. He became a member of the Board in August 2024 and assumed the role of Chief Executive Officer in November 2024. We benefit from Dr. Swaminathan’s strategic, business development, operational, and deal making experience, and we look to Dr. Swaminathan to guide us through our next phase in the company’s growth. Prior to joining Coya, Dr. Swaminathan served as Chief Business Officer (CBO) for Actinium Pharmaceuticals (NYSE: ATNM) from September 2021 to March 2023, where he was responsible for all business development. Prior to Actinium, he was the CBO at Alteogen (196170.KQ) from December 2018 to September 2021. From March 2016 to March 2020, he co-founded and served as CEO of Lynkogen Inc., a pre-clinical stage biotechnology company. Dr. Swaminathan began his career in clinical development and commercial roles of increasing responsibility at Bristol Myers Squibb (NYSE: BMY) and Covance. He obtained his Ph.D. in pharmaceutical sciences from the University of Pittsburgh. Dr. Swaminathan’s expertise in strategic planning, and corporate finance, along with his proven track record of success in the life sciences sector, underscores his suitability to serve as a director for our company.

Mark Pavao has been a director since April 2026. He is a Co-Founder of Biotech Value Advisors, a commercialization strategy advisory firm serving emerging biotechnology companies and has been Managing Partner with the firm since June 2018. Earlier in his career he held multiple senior leadership roles at Bristol Myers Squibb (NYSE: BMY), including President of the U.S. Diabetes business within the AstraZeneca / Bristol Myers Squibb alliance from November 2012 to October 2013, where he led the creation of a stand-alone commercial organization responsible for more than $1 billion in annual revenue and over 2,000 employees. He also served as Senior Vice President of the Cardiovascular & Metabolics business unit from April 2012 to October 2013, President of Emerging Markets from April 2010 to April 2012, Senior Vice President of Global Market Access & Pricing from June 2008 to April 2012, and Senior Vice President of the U.S. Neuroscience business unit from April 2007 to June 2008. Mr. Pavao currently serves as Chair of the Board of Medical Knowledge Group and has been a board member of Perosphere Technologies since January 2024. He also serves on the board of MiracleFeet, a global nonprofit organization dedicated to eliminating untreated clubfoot in low- and middle-income countries, where he previously served as Board Chair. Earlier in his career, Mr. Pavao served as Senior Vice President of Sales and Marketing at Nitromed from July 2004 to July 2006, where he was part of the executive leadership team responsible for the launch of BiDil, and as Chief Executive Officer and Co-Founder of R-Pharm US from February 2014 to June 2018. He frequently advises biotechnology leadership teams and boards on commercialization strategy, portfolio prioritization, and launch readiness. Mr. Pavao holds an MBA from The Wharton School of the University of Pennsylvania and a BA with Highest Honors from the University of North Carolina at Chapel Hill, where he was a Morehead Scholar. Mr. Pavao’s extensive experience in commercial strategy, global market access, and his experience launching innovative medicines underscores his suitability to serve as a director for our company.

Ann Lee, Ph.D., has been a director since June 2021. Dr. Lee is currently the Chief Technical Officer at Prime Medicine, Inc., a position she has held since October 2021. From November 2019 to July 2021, Dr. Lee was SVP and Head of Cell Therapy Development and Operations at Bristol Myer Squibb (NYSE: BMY) (“BMS”), leading teams responsible for the development and commercialization of Breyanzi and Abecma. These two CAR-T cell therapy products received FDA licensure in February and March 2021, respectively. Her responsibilities included leading the highly interdependent functions of process and analytical development, manufacturing science and technology (MSAT), manufacturing clinical and commercial supplies, quality, CMC Regulatory, design and implementation of the digital platform, building new facilities, and building the global supply chain at BMS. Previously, from November 2017 to April 2018, she served as Executive Vice President of Technical Operations at Juno Therapeutics, Inc. (“Juno”), which was acquired by BMS via Celgene Corporation. Prior to Juno, from January 2010 to November 2017, Dr. Lee served as Senior Vice President and then Head of Global Technical Development at F. Hoffman-La Roche (“Roche”) (dual roles at Roche and Genentech). She was responsible for developing and delivering all clinical stage products in Roche’s global pipeline, as well as technology transfers and technical support for all commercial products. Prior to Genentech, from June 1989 to September 2005, she was at Merck & Co., Inc. (NYSE: MRK), where she led and developed new vaccines and technologies in research and development, and then was responsible as VP for process engineering and technical operations at 10 chemical sites around the world. Over the course of her career, she has contributed to the development of hundreds of new investigational drugs, and the licensure and commercialization of 25 new vaccines and medicines, with the most recent being two new CAR-T cell products for blood cancers. Dr. Lee has authored over 40 scientific publications and holds several patents. She is a member of the National Academy of Engineering, fellow of American Academy of Arts and Sciences, American Institute of Medical and Biological Engineering, and member of the Washington State Academy of Sciences. She serves on the board of directors for the Alliance of Regenerative Medicine. She earned her undergraduate degree from Cornell University and a masters and Ph.D. in Biochemical Engineering with a concentration in molecular biophysics and biochemistry from Yale University. Dr. Lee was chosen as a director due to her thought leadership in cell therapy and biologics and her extensive experience and accomplishments in vaccines, biologics, small molecules and cell therapy development and manufacturing.

CORPORATE GOVERNANCE

Composition of the Board of Directors

Our Board consists of seven members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

In accordance with the terms of our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (“Bylaws”), our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

•	The Class I directors are Dieter Weinand and Wilbur L. Ross; their current terms will expire at the 2026 annual meeting of stockholders;

•	The Class II directors are Dr. Anabella Villalobos and Dr. Dov Goldstein; their terms will expire at the 2027 annual meeting of stockholders; and

•	The Class III directors are Mark Pavao, Dr. Arun Swaminathan and Dr. Ann Lee; their terms will expire at the 2028 Annual Meeting.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director.

Board of Directors Meetings

Our Board met eight (8) times and acted by unanimous written consent two (2) times during the fiscal year ended December 31, 2025. The Audit Committee met five (5) times and acted by unanimous written consent zero (0) times during the fiscal year ended December 31, 2025. The Compensation Committee met one (1) time and acted by unanimous written consent three (3) times during the fiscal year ended December 31, 2025. The Nominating and Corporate Governance Committee met two (2) times and acted by unanimous written consent zero (0) times during the fiscal year ended December 31, 2025. Other than Mr. Ross, each of our directors serving during fiscal year 2025 attended at least 75% of the meetings of the Board. We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, but directors are encouraged to attend.

Director Independence

The Nasdaq Stock Market LLC requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the rules require that each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq

Listing Rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Mark Pavao, Dr. Dov Goldstein, Dr. Ann Lee, Dr. Anabella Villalobos, Dieter Weinand and Wilbur L. Ross do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of Nasdaq and the SEC.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board, which is available on our website at https://ir.coyatherapeutics.com/.

Audit Committee

Our Audit Committee consists of Dr. Dov Goldstein, Dieter Weinand and Dr. Ann Lee, with Dr. Dov Goldstein serving as the Chairperson of the Audit Committee. Our Board has determined that the three directors that serve on our Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Dr. Dov Goldstein qualifies as an audit committee financial expert within the meaning of SEC regulations and The Nasdaq Marketplace Rules. Our Audit Committee is responsible for, among other things:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	assisting our Board in evaluating the qualifications, performance, and independence of our independent auditors;

•	assisting our Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

•	assisting our Board in monitoring our compliance with legal and regulatory requirements;

•	reviewing with management and our independent auditors the adequacy and effectiveness of our internal control over financial reporting processes;

•	assisting our Board in monitoring the performance of our internal audit function;

•	reviewing with management and our independent auditors our annual and quarterly financial statements;

•

reviewing and overseeing all transactions between us and a related person for which review or oversight is required by applicable law or that are required to be disclosed in our financial statements or SEC filings, and developing policies and procedures for the committee’s review, approval and/or ratification of such transactions;

•

establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report that the rules and regulations of the SEC require to be included in our annual proxy statement.

The SEC rules and the Nasdaq rules require us to have one independent audit committee member upon the listing of our common stock on the Nasdaq, a majority of independent directors within 90 days of the effective date of the registration statement, and all independent audit committee members within one year of the effective date of the registration statement. Dr. Dov Goldstein, Dieter Weinand and Dr. Ann Lee each qualify as an independent director under the corporate governance standards of the Nasdaq and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee

Our Compensation Committee consists of Dr. Dov Goldstein, Dr. Anabella Villalobos, Mr. Dieter Weinand and Dr. Ann Lee, with Dr. Anabella Villalobos serving as the Chairperson of the Compensation Committee. The Compensation Committee is responsible for, among other things:

•

developing and periodically reviewing compensation policies and practices applicable to executive officers, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition in terms of base salary, deferred compensation and incentive or equity-based compensation and other benefits;

•

reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by our Board), determining and approving our Chief Executive Officer’s compensation level based on such evaluation;

•

reviewing and approving, or making recommendations to our Board with respect to, the compensation of our other executive officers, including annual base salary, bonus and equity-based incentives, and other benefits;

•	reviewing and recommending to our Board the compensation of our directors;

•

reviewing and approving any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers (provided that the Board shall also possess the authority to review and approve any such agreements, arrangements, benefits and amendments);

•	reviewing and discussing with management our “Compensation Discussion and Analysis” disclosure required by SEC rules;

•	preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and

•	reviewing and making recommendations with respect to our equity and equity-based compensation plans.

In discharging its responsibilities, the Compensation Committee works with our Chief Executive Officer and Chief Financial Officer, who assists the Compensation Committee by providing information on corporate and individual performance, perspectives on performance issues and recommendations on compensation matters.

The Compensation Committee, to the extent permitted under applicable law, the rules promulgated under the Exchange Act and the SEC, and the Company’s Certificate of Incorporation and Bylaws, may form and delegate authority to subcommittees.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Dr. Dov Goldstein, Dr. Anabella Villalobos, Dieter Weinand, with Mr. Weinand serving as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees to our Board;

•	overseeing the evaluation of our Board and management;

•	reviewing developments in corporate governance practices and developing and recommending a set of corporate governance guidelines; and

•	recommending members for each committee of our Board.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

The director nominees to be elected at the Annual Meeting were evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominee have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

•	the name and address of the stockholder and the beneficial owner, if any;

•

a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the meeting upon such nomination and intends to appear in person or by proxy at the meeting to propose such nomination;

•	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

•	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

•	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Our Board does not currently have a policy as to whether the role of Chairman of the Board and the Chief Executive Officer should be separate. Our Board believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman of the Board and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. While we have had a Chairman of the Board in the past who was not our Chief Executive Officer, we currently do not have a Chairman of the Board.

Our Board is responsible for the oversight of the business affairs of the Company, determination of the Company’s long-term strategy and objectives, and management of the Company’s risks.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to financial risk is handled. In accordance with those policies, our Board and the Board committees have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees financial and cybersecurity risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Coya is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Coya Therapeutics, Inc., 5850 San Felipe St. Suite 500, Houston, TX 77057, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer, and controller, or persons performing similar functions, which is posted on our website at www.coyatherapeutics.com.

Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not part of this proxy statement.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director, and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors’ Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Delinquent Section 16(A) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than ten percent (10%) of our common stock outstanding to file initial statements of beneficial ownership of common stock (Form 3) and statements of changes in beneficial ownership of common stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms they file.
Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) filed electronically with the SEC by our executive officers and directors owning more than 10% of our common stock and upon any written representations received from the executive officers and directors, to our knowledge we believe that all Section 16(a) filing requirements were met timely in fiscal year 2025.
Insider trading arrangements and policies.
We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our insider trading policy is filed as Exhibit 19.1 to this Annual Report on Form
10-K
for the fiscal year ended December 31, 2025. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements in all respects.

EXECUTIVE OFFICERS
The following table sets forth the names, ages and positions of our executive officers.

Name	Age	Position(s)	Serving in Position Since
Arun Swaminathan	57	Chief Executive Officer, Director	2025
David Snyder, M.B.A.	65	Chief Financial Officer, Chief Operating Officer	2022
Fred Grossman, D.O., FAPA	67	President, Chief Medical Officer	2023
Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly appointed or until his or her earlier resignation or removal. The following is a summary of our executive officers’ business experience.
Management
Dr. Arun Swaminathan, Ph.D., Chief Executive Officer
Dr. Swaminathan joined Coya as Chief Business Officer in April 2023. He became a member of the Board in August 2024 and assumed the role of Chief Executive Officer in November 2024. For Dr. Swaminathan’s biography, please see the section above entitled “Class III Directors Continuing in
Office until the 2028 Annual Meeting.”
David Snyder, M.B.A., Chief Financial Officer, Chief Operating Officer
David Snyder has served as our Chief Financial Officer and Chief Operating Officer since March 2022. Mr. Snyder brings over 25 years’ experience as the CFO of public and high growth companies. Prior to joining Coya, Mr. Snyder served as the CFO of DisperSol Technologies, LLC (which subsequently changed its name to AustinPx Pharmaceutics and Manufacturing in 2022). Prior to joining DisperSol, from 2014-2020, Mr. Snyder was the CFO of Exicure, Inc. (Nasdaq: XCUR) a company developing nucleic acid therapeutics. From 2008 to 2014, he was the CFO of Cellular Dynamics, Inc. (Nasdaq: ICEL) a company developing ipsc-based stem cell tools and primary cell therapeutics. From 2007-2008, Mr. Snyder served as Senior Vice President of Finance, Site Vice President and Chief Financial Officer of Roche NimbleGen. Prior to 2007, Snyder was CFO of companies in real estate, software, and manufacturing. Early in his career, Mr. Snyder worked for financial and real estate investor Sam Zell. He received his BA summa cum laude from Ottawa University and his M.B.A. with high honors from the Harvard Business School, where he was designated a George Fisher Baker Scholar.

Dr. Fred Grossman, D.O., FAPA, Chief Medical Officer

Fred Grossman, D.O., FAPA has been our President and Chief Medical Officer since July 2023. Dr. Grossman brings over 20 years of drug development expertise to Coya having held senior executive leadership positions in large and small pharmaceutical companies leading the development and FDA approval of numerous multi-billion dollar blockbuster drugs addressing significant unmet medical needs particularly across CNS disorders. He has close relationships with thought leaders worldwide and has negotiated directly with the FDA and Global Health Authorities for approval of many drugs across therapeutic areas. Dr. Grossman held executive positions at Eli Lilly, Johnson & Johnson, Bristol Myers Squibb, and Sunovion. He served as President and Chief Medical Officer at Glenmark Pharmaceuticals (BSE: 532296), at $1.5 Billion per annum global pharmaceutical company based in India, overseeing development of the entire pipeline including generics, complex generics including 505(b)(2) candidates, and next-generation biologics (including bi-specific antibodies). He also previously served as Chief Medical Officer at Mesoblast, Inc. (Nasdaq: MESO), developing allogeneic cellular therapies for inflammatory diseases. Dr. Grossman is Board-Certified in Psychiatry and a Fellow of the American Psychiatric Association and was a Fellow at the National Institutes of Health (NIH). He has held several academic appointments and authored numerous scientific publications.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by each of our named executive officers for the year ended December 31, 2025. Our compensation packages for the named executive officers consist primarily of base salary, annual cash bonus and a stock option grant. As noted elsewhere in this Proxy Statement, Dr. Howard Berman resigned from his position as Executive Chairman of the Board, effective April 1, 2026. Dr. Berman’s executive compensation is provided below because he was a named executive officer during 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards($) (1)	Total ($)
Arun Swaminathan (2)	2025	$546,000	$395,850	$1,149,157	$2,091,007
Chief Executive Officer, Director	2024	$441,667	$185,417	$870,084	$1,497,168
Howard Berman (3)	2025	$436,800	$316,680	$718,221	$1,471,701
Former Chief Executive Officer, Former Executive Chairman of the Board	2024	$553,333	$276,667	$1,850,268	$2,680,268
David Snyder	2025	$442,000	$256,360	$670,340	$1,368,700
Chief Financial Officer and Chief Operating Officer	2024	$425,000	$170,000	$870,084	$1,465,084
Fred Grossman (4)	2025	$498,160	$288,933	$670,340	$1,457,433
President, Chief Medical Officer	2024	$479,000	$191,600	$1,221,838	$1,892,438

1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2024 and 2025 computed in accordance with FASB ASC Topic 718. Assumptions used to calculate the option awards are included in our Annual Report on Form 10-K for the year ended December 31, 2025, as amended.

2)

Dr. Swaminathan joined as our Chief Executive Officer effective as of November 1, 2024. Prior to this, Dr. Swaminathan served as our Chief Business Officer beginning in March 2023. The compensation information included in the table for 2024 reflects the compensation paid for his services as our Chief Business Officer and Chief Executive Officer in 2024.

3)

Dr. Berman served as our Chief Executive Officer from 2020 to 2024. On October 31, 2024, he resigned as our Chief Executive Officer and entered into an Executive Employment Agreement to serve as our Executive Chairman of the Board. On March 29, 2026, Dr. Howard Berman resigned from the Board and from his position as Executive Chairman, effective April 1, 2026. The compensation information included in the table for 2025 reflects the compensation paid for his services as our Chief Executive Officer and Executive Chairman of the Board.

Employment Agreements with Named Executive Officers

Arun Swaminathan

Dr. Swaminathan serves as our Chief Executive Officer pursuant to an employment agreement (the “Swaminathan Employment Agreement”) which provides for Dr. Swaminathan to serve as Chief Executive Officer and an annual base salary of $525,000, subject to periodic review and adjustment in the sole discretion of the Board. Dr. Swaminathan’s current salary for 2026 is $565,110 per year. In addition, Dr. Swaminathan is eligible to receive an annual bonus, which is targeted at up to 50% of his base salary but which may be adjusted by the Board based on achievement of goals and objectives established by the Company. Pursuant to the terms of the Swaminathan Employment Agreement, Dr. Swaminathan is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by the Board in its discretion.

If Dr. Swaminathan is terminated for Cause (as defined in the Swaminathan Employment Agreement), all severance obligations under the Swaminathan Employment Agreement cease, except for payment of any Accrued Obligations (as defined in the Swaminathan Employment Agreement). If Dr. Swaminathan is terminated without

Cause, he is due continued payment of his annual base salary for 12 months, and a pro rata portion of his annual bonus for the fiscal year in which the termination occurs, each contingent upon Dr. Swaminathan executing a severance and general release agreement.

We or Dr. Swaminathan may terminate employment at any time, without any advance notice, for any reason or no reason at all.

David Snyder

Mr. Snyder serves as our Chief Financial Officer and Chief Operating Officer pursuant to an Executive Employment Agreement, dated March 14, 2022 (the “Snyder Employment Agreement”), pursuant to which Mr. Snyder is entitled to a base salary of $425,000 per year, subject to periodic review and adjustment in the sole discretion of the Board. Mr. Snyder’s current salary for 2026 is $457,470 per year.

Mr. Snyder is eligible to receive an annual bonus targeted at 40% of his base salary, upon the achievement of objectives to be determined by the Company. In connection with the execution of the Snyder Employment Agreement, Mr. Snyder received an option grant exercisable for 87,788 shares of our common stock. Mr. Snyder is entitled to participate in all employee benefit plans and programs available to our employees.

The Snyder Employment Agreement has an initial term of two years and will automatically renew for one year terms after the initial term has elapsed, unless either party terminates the agreement upon 30 days’ notice from the end of the initial or extended term. If we terminate the agreement for Cause (as defined in the Snyder Employment Agreement), all obligations of the Company will cease. If we terminate the agreement without Cause, and Mr. Snyder is not terminated due to death or Disability (as defined in the Snyder Employment Agreement), Mr. Snyder will continue to receive his base salary for nine months, subject to Mr. Snyder’s execution of a severance and general release agreement for our benefit.

Fred Grossman

Pursuant to an Executive Employment Agreement, dated July 3, 2023, as amended and restated (the “Grossman Employment Agreement”), Dr. Grossman serves as our Chief Medical Officer and is entitled to a base salary of $479,000 per year, subject to periodic review and adjustment in the sole discretion of the Board. Dr. Grossman’s current salary for 2026 is $515,596. Dr. Grossman is eligible for an annual bonus targeted at 40% of base salary, based on the performance of the Company as measured against the Company’s predetermined performance plan and Dr. Grossman’s individual performance during the fiscal year for which the annual bonus will be paid. Dr. Grossman must remain employed with us through the end of the applicable calendar year to be eligible to receive his annual bonus, provided that if we terminate Dr. Grossman without Cause (as defined in the Grossman Employment Agreement) or Dr. Grossman resigns for Good Reason (as defined in the Grossman Employment Agreement) on or before the day his annual bonus is paid, Dr. Grossman will still receive his full annual bonus, and Dr. Grossman will be eligible to receive additional equity awards from time-to-time in the Company’s sole discretion. Dr. Grossman’s current salary is $515,596 per year. Dr. Grossman is entitled to participate in all employee benefit plans and programs available to the Company’s employees. All option grants will be made pursuant to the terms of the Coya Therapeutics, Inc. 2021 Amended and Restated Equity Incentive Plan.

The Grossman Employment Agreement has an initial term of two years and will automatically renew for one year terms after the initial term has elapsed, unless either party terminates the agreement upon 30 days’ notice from the end of the initial or extended term. In connection with his entry into the Grossman Employment Agreement, Dr. Grossman entered into a customary Non-Disclosure Invention Assignment Agreement with the Company.

Howard Berman

Employment Agreement, Executive Chairman

Prior to his resignation which became effective on April 1, 2026, Dr. Berman served as our Executive Chairman pursuant to an employment agreement (the “Berman Employment Agreement”) which provided for Dr. Berman to serve as Executive Chairman and provided for an annual base salary of $420,000. In addition, Dr. Berman was eligible to receive an annual bonus, which was targeted at up to 50% of his base salary but which may have been adjusted by the Board based on achievement of goals and objectives established by the Company. Pursuant to the terms of the Berman Employment Agreement, Dr. Berman was eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan the Company may adopt in the future, and the terms and conditions of such awards, if any, will be determined by the Board in its discretion.

If Dr. Berman was terminated for Cause (as defined in the Berman Employment Agreement), our obligations under the agreement would have ceased entirely, with the exception of any Accrued Obligations (as defined in the Berman Employment Agreement). If Dr. Berman was terminated without Cause, he would have been entitled to continued payment of his base salary for a period of 12 months, and a prorated annual bonus for the fiscal year in which termination occurs, each contingent upon Dr. Berman’s execution of a severance and general release agreement.

We or Dr. Berman may have terminated employment with the Company at any time, without any advance notice, for any reason or no reason at all.

Separation Agreement

On March 29, 2026, Dr. Howard Berman resigned from the Board and from his position as Executive Chairman, each effective as of April 1, 2026.

In connection with Dr. Berman’s resignation as Executive Chairman, the Company and Dr. Berman entered into a Separation and General Release Agreement (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, (i) Dr. Berman will be entitled to receive a prorated annual bonus for 2026 at 100% of target, payable on the Company’s next regular payroll date following the Separation Date (as defined in the Separation Agreement), (ii) the Company will pay or waive Dr. Berman’s COBRA premiums through the earlier of March 31, 2027 or the date he becomes eligible for coverage under another employer’s group health plan, and (iii) Dr. Berman’s unvested stock options will continue to vest for a period of twelve months following the Separation Date and the post-termination exercise period for his vested stock options (including the unvested options that vest during the twelve month period following his Separation Date) will be extended to the two-year anniversary of the Separation Date (subject to earlier expiration in accordance with their terms).

The Separation Agreement further provides that Dr. Berman is not entitled to any additional compensation or severance other than as expressly set forth therein and that the Separation Agreement supersedes any obligations of the Company under his prior employment agreement. In addition, the Separation Agreement contains a general release of claims in favor of the Company and its affiliates, customary non-disparagement provisions, and an affirmation of Dr. Berman’s continuing obligations under existing confidentiality and restrictive covenant agreements.

Potential Payments Upon Termination or Change in Control

Other than as described above in “Employment Agreements with Named Executive Officers”, we have no plans, agreements or arrangements that provide for payment to our named executive officers in connection with termination of employment. We have no plans, agreements or arrangements that provide for payment to our named executive officers in connection with a change in our control.

Employee Benefits Plans

We currently provide broad-based health and welfare benefits that are available to all of our employees, including our named executive officers, including medical, dental, and vision insurance.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding unexercised options, stock that has not vested and equity incentive awards held by each of the named executive officers outstanding as of December 31, 2025:

		Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Arun Swaminathan (1)	4/3/2023	102,222	(2)	12,778	—	4.05	4/3/2033
Chief Executive Officer	1/31/2024	52,273	(3)	29,546	—	5.90	1/31/2034
	5/23/2024	37,259	(4)	33,337	—	8.15	5/23/2034
	1/8/2025	73,627	(18)	167,337	—	6.07	1/8/2035
David Snyder	6/28/2022	87,788	(5)	—	—	3.48	6/28/2032
Chief Financial Officer and Chief Operating Officer	2/27/2023	108,611	(6)	6,389	—	3.85	2/27/2033
	1/31/2024	52,273	(7)	29,546	—	5.90	1/31/2034
	5/23/2024	37,259	(8)	33,337	—	8.15	5/23/2034
	1/8/2025	42,949	(18)	97,613	—	6.07	1/8/2035
Fred Grossman (9)	7/17/2023	59,666	(10)	14,403	—	4.25	7/17/2033
President, Chief Medical Officer	1/31/2024	59,670	(11)	14,399	—	5.90	1/31/2034
	1/31/2024	52,273	(12)	29,546	—	5.90	1/31/2034
	5/23/2024	37,259	(13)	33,337	—	8.15	5/23/2034
	1/8/2025	42,949	(18)	97,613	—	6.07	1/8/2035
Howard Berman (14)	2/27/2023	155,833	(15)	9,167	—	3.85	2/27/2033
Former Chief Executive Officer, Former Executive Chairman of the Board	1/31/2024	98,823	(16)	55,857	—	5.90	1/31/2034
	5/23/2024	86,377	(17)	77,286	—	8.15	5/23/2034
	1/8/2025	46,017	(18)	104,585		6.07	1/8/2035

1)	Dr. Swaminathan was appointed our Chief Executive Officer on November 1, 2024.
2)	One third of the shares subject to the option vested on April 3, 2024. The remainder of the option vests in 24 monthly equal installments beginning April 3, 2024.
3)	The shares subject to the option vests in 36 monthly equal installments beginning February 29, 2024.
4)	The shares subject to the option vest in 36 monthly equal installments beginning May 23, 2024.
5)	33.3% of the shares underlying the option vested on March 14, 2023, and the remaining shares will vest in 24 equal monthly installments beginning on April 14, 2023.
6)	The shares subject to the option vest in equal monthly installments over a period of 36 months commencing on March 27, 2023.
7)	The shares subject to the option will vest in 36 equal monthly installments commencing February 29, 2024, subject to continuous service on each vesting date.
8)	The shares subject to the option vest in equal monthly installments over a period of 36 months, commencing on July 3, 2024.

9)	Dr. Grossman became our President, Chief Medical Officer in July 2023.
10)	The shares subject to the option vested as to 24,689 shares on July 17, 2024, and the remaining shares will vest in equal monthly installments over a period of 24 months commencing August 17, 2024.
11)	The shares subject to the option vested as to 24,689 shares on July 11, 2024, with the remaining shares vesting in 24 equal monthly installments thereafter.
12)	The shares subject to the option will vest in 36 monthly equal installments commencing February 29, 2024, subject to continuous service on each vesting date.
13)	The shares subject to the option vest in equal monthly installments over a period of 36 months, commencing July 3, 2024.
14)

Dr. Berman served as our Chief Executive Officer from 2022 until October 30, 2024, on which date he was appointed our Executive Chairman. On March 29, 2026, Dr. Berman resigned from the Board and from his position as Executive Chairman effective as of April 1, 2026.

15)	The shares subject to the option vest in equal monthly installments over a period of 36 months commencing on March 27, 2023.
16)	The shares subject to the option will vest in 36 equal monthly installments commencing February 29, 2024, subject to continuous service on each vesting date.
17)	The shares subject to the option vest in equal monthly installments over a period of 36 months, commencing on July 3, 2024.
18)	The shares subject to the option vest in 36 monthly equal installments beginning on February 8, 2025.

DIRECTOR COMPENSATION

The following table sets forth in summary form information concerning the compensation that we paid or awarded during the year ended December 31, 2025, to each of our non-employee directors:

Name	Fees Earned Paid in Cash (1)	Stock Awards (2)	Stock Option Awards (3)(4)	Total
Dov Goldstein, Ph.D.	$63,752	$—	$45,270	$109,022
Ann Lee, Ph.D.	$52,500	$—	$45,270	$97,770
Wilbur Ross	$40,000	$—	$45,270	$85,270
Anabella Villalobos, Ph.D.	$53,752	$—	$45,270	$99,022
Dieter Weinand	$53,252	$—	$45,270	$98,522

1)	Board of Director fees earned or paid in cash were for calendar year 2025, representing fees earned by our non-employee directors.
2)	None awarded in 2025.
3)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2025. These amounts have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in the notes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. This amount does not reflect the actual economic value that will be realized by the Directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

4)

As of December 31, 2025, each of Dr. Ann Lee, Dr. Anabella Villalobos held vested and unvested stock options exercisable for an aggregate of 32,557 shares of common stock, Mr. Dieter Weinand held vested and unvested stock options exercisable for an aggregate of 25,000 shares of common stock, and Mr. Ross held vested and unvested options exercisable for an aggregate of 20,000 shares of common stock, and Mr. Dov Goldstein held vested and unvested options exercisable for an aggregate of 15,000 shares of common stock.

During fiscal year 2025, both Arun Swaminathan, our current Chief Executive Officer, and Howard Berman, our former Chief Executive Officer and former Executive Chairman, served as members of our Board and received no additional compensation for their services as members of the Board. See the section titled “Executive Compensation” for more information about Dr. Swaminathan’s and Dr. Berman’s compensation for fiscal year 2025. It is our policy to reimburse non-employee members of our Board for reasonable travel and out-of-pocket expenses incurred in attending meetings of our Board and committees of our Board.

Non-Employee Director Compensation Policy

Our Board has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Pursuant to this policy our Board members will each receive $40,000 per year ($60,000 for Chairman of the Board, so long as that position is held by a non-employee director). Any compensation to be paid under this policy may be made in stock options, at the Board’s discretion.

The chair and non-chair members of the Board’s three standing committees are entitled to the following additional annual cash fees:

	Chair Fee	Non-Chair Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Governance Committee	$7,500	$3,750

Our Board has also adopted an equity compensation policy pursuant to which Board members shall automatically be granted stock options to purchase 10,000 shares of our common stock upon joining the Board, and on January 1 of each year, each then serving non-employee director shall be automatically granted stock options to purchase 10,000 shares of our common stock. These stock options shall fully vest upon the one-year anniversary of their granting, have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant. All options to be granted under this policy will be granted pursuant to our 2021 Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION
The Amended and Restated Coya Therapeutics, Inc. 2021 Equity Incentive Plan
General
Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. Accordingly, on January 25, 2021, the Board adopted the 2021 Incentive Plan, which our stockholders approved on February 5, 2021.
On November 17, 2022, our Board amended and restated the 2021 Incentive Plan, which was then approved by our stockholders to:

•
Increase the number of shares of the Company’s common stock authorized to be issued under the 2021 Incentive Plan to 1,141,251, all of
which are available for grant as Incentive Stock Options (as described below);

•	Add an “evergreen” feature to automatically increase the number of shares of the Company’s common stock available under the 2021 Incentive Plan as described further below; and

•	Extend the expiration date of the 2021 Incentive Plan to November 17, 2032.
On March 19, 2024, our Compensation Committee recommended, and our Board approved an amendment to increase the number of shares authorized for issuance under the 2021 Incentive Plan to 2,571,070 shares. Our stockholders approved this amendment on May 8, 2024.
The 2021 Incentive Plan is intended to enable us to secure and retain the types of employees, consultants and directors who will contribute to our long-range success, and provide incentives for such persons to exert maximum efforts for the success of the Company by aligning their interests with those of our stockholders. Awards that may be granted under the 2021 Incentive Plan include: (a) Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended); (b) Nonstatutory Stock Options (Incentive Stock Options and Nonstatutory Stock Options together referred to as “Options”); (c) Stock Appreciation Rights; (d) Restricted Stock Awards; (e) Restricted Stock Unit Awards (f) Performance Awards (payable in shares or cash); and (g) Other Awards (all as defined in the 2021 Incentive Plan, and collectively, “Awards”).
The 2021 Incentive Plan reserves 4,076,746 shares of our common stock for the grant of Awards, all of which may be granted as Incentive
Stock
Options. Pursuant to the 2021 Incentive Plan’s “evergreen” feature, the number of shares of common stock reserved for issuance automatically increases on the first day of each fiscal year commencing with January 1, 2023 and on the first day of each fiscal year thereafter until the date the 2021 Incentive Plan expires, by an amount equal to four percent (4%) of the total number of shares of our common stock outstanding on the last day of the preceding fiscal year, unless the Board determines before an annual increase takes effect that no increase will be made or a lesser increase.
As of May 1, 2026, awards have been granted and remain outstanding with respect to 3,858,666 shares of our common stock. All such awards have been granted as Options.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued pursuant to our equity compensation plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (2)
Equity compensation plans approved by security holders (1)	2,971,238	$5.44	145,221
Equity compensation plans not approved by security holders	—	—	—
Total	2,971,238	$5.44	145,221

1)	The amounts shown in this row include securities under the 2021 Incentive Plan.
2)
In accordance with the “evergreen” provision in the 2021 Incentive Plan, an additional 837,378 shares of our common stock were automatically made available for issuance on the first day of 2026, which represents 4% of the number of shares outstanding on December 31, 2025. These shares are excluded from the shares disclosed in the table.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation Committee has for several years granted annual equity awards to our executive officers and directors at the start of the new fiscal year.
The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine
grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.
No stock options were issued to executive officers in fiscal year 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public
information and ending one business day after the filing or furnishing of such report with the SEC.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Coya Therapeutics, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.

2.

The Audit Committee has discussed with representatives of Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.

The Audit Committee has discussed with Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Weaver and Tidwell, L.L.P. is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Audit Committee of Coya Therapeutics, Inc.

Dr. Dov Goldstein

Dieter Weinand

Dr. Ann Lee

*

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 1, 2026 by:

•	each person known by us to own beneficially more than 5% of any class of our outstanding shares of common stock;

•	each of the directors and named executive officers individually; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or warrants held by such person that are currently exercisable or will become exercisable within 60 days of May 1, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Percentage ownership is based on 23,457,183 shares of common stock issued and outstanding as of May 1, 2026, plus any shares issuable upon exercise of options or warrants that are exercisable within 60 days of May 1, 2026 held by such person.

Unless noted otherwise, the address of all listed stockholders is 5850 San Felipe St. Suite 500, Houston, TX 77057. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Named Executive Officers and Directors:
Howard Berman (1)	1,425,831	6.0
Arun Swaminathan (2)	394,552	1.7
David Snyder (3)	412,348	1.7
Fred Grossman (4)	347,493	1.5
Dov Goldstein (5)	42,557		*
Ann Lee (6)	50,036		*
Anabella Villalobos (7)	42,557		*
Wilbur L. Ross (8)	185,016		*
Dieter Weinand (9)	25,000		*
Mark Pavao (10)	—	—
All executive officers and directors as a group (9 persons)	1,499,559	6.1
5% Stockholders
Greenlight Capital (11)	2,335,540	9.9
Dr. Reddy’s Laboratories, Inc. (12)	2,272,727	9.7

*	Represents beneficial ownership of less than 1%.
1)

Includes (i) 10,000 shares of our common stock owned directly by Dr. Berman, (ii) 939,338 shares of our common stock owned by Bertex LLC, of which Dr. Berman is the managing director, and (iii) options exercisable for 476,493 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 172,709 shares of our common stock that are not exercisable within 60 days of May 1, 2026. Dr. Berman is the managing director of Bertex LLC and may be deemed to have sole voting and dispositive control over the 939,338 shares of our common stock owned by Bertex LLC. As a result, Dr. Berman may be deemed to beneficially own the shares of our common stock held by Bertex LLC. As disclosed elsewhere in this Proxy Statement, Dr. Berman resigned from his position as Executive Chairman of the Board effective April 1, 2026.
2)

Includes (i) 10,000 shares of common stock, (ii) options exercisable for 384,552 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 417,810 shares of our common stock owned that are not exercisable within 60 days of May 1, 2026.

3)

Includes (i) 8,800 shares of common stock and (ii) options exercisable for 403,548 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 232,258 shares of our common stock owned by Mr. Snyder that are not exercisable within 60 days of May 1, 2026.

4)

Includes (i) 2,710 shares of common stock and (ii) options exercisable for 344,783 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 236,373 shares of our common stock that are not exercisable within 60 days of May 1, 2026.

5)

Includes (i) 10,000 shares of our common stock and (ii) options exercisable for 32,557 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 10,000 shares of our common stock owned that are not exercisable within 60 days of May 1, 2026.

6)

Includes (i) 17,479 shares of our common stock, and (ii) options exercisable for 32,557 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 10,000 shares of our common stock that are not exercisable within 60 days of May 1, 2026.

7)

Includes (i) 10,000 shares of our common stock, and (ii) options exercisable for 32,557 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 10,000 shares of our common stock that are not exercisable within 60 days of May 1, 2026.

8)

Includes (i) 165,016 shares of our common stock, and (ii) options exercisable for 20,000 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 10,000 shares of our common stock that are not exercisable within 60 days of May 1, 2026.

9)

Includes options exercisable for 25,000 shares of our common stock that are exercisable within 60 days of May 1, 2026. Excludes options exercisable for 10,000 shares of our common stock that are not exercisable within 60 days of May 1, 2026.

10)	Mr. Pavao was appointed to our Board of Directors as of April 1, 2026. Excludes options exercisable for 10,000 shares of our common stock that are not exercisable within 60 days of May 1, 2026.
11)

Based on information provided to the Company from the beneficial owner as of March 10, 2026. Represents shares held for the accounts of Malachite Partners, LLC (“Malachite”), Greenlight Capital Offshore Master, Ltd. (“GCOM”), a sub-account for a private partnership (“Sub-Account”), and a managed account (the “Managed Account”). DME Capital Management, LP d/b/a Greenlight Capital (“DME Management”) is the investment advisor for (a) Malachite, and as such has voting and dispositive power over the 1,428,373 shares of common stock held by Malachite, (b) GCOM, and as such has voting and dispositive power over the 702,747 shares of common stock held by GCOM, (c) the Sub-Account, and as such has voting and dispositive power over the 101,330 shares of common stock held by the Sub-Account, and (d) the Managed Account, and as such has voting and dispositive power over the 103,090 shares of common stock held by the Managed Account. DME Advisors GP, LLC (“DME GP”) is the general partner of DME Management, and as such has voting and dispositive power over the 2,335,540 shares of common stock held by Malachite, GCOM, the Sub-Account and the Managed Account. David Einhorn is the principal of DME Management and DME GP, and as such has voting and dispositive power over the 2,335,540 shares of common stock held by Malachite, GCOM, the Sub-Account and the Managed Account. Each of DME Management, DME GP and Mr. Einhorn disclaims beneficial ownership of these shares of common stock, except to the extent of any pecuniary interest therein. The principal business office of Greenlight is 140 East 45th Street, 24th Floor, New York, New York 10017.

12)

Based on the Schedule 13G filed on March 12, 2026. Dr. Reddy’s Laboratories, Inc. (“Dr. Reddy’s Inc.”) has voting and investment control over the common stock. The board of directors of Dr. Reddy’s Inc. is composed of four (4) individuals, none of whom has sole decision power. Because voting and dispositive decisions are made by a majority of the board, none of the board members of Dr. Reddy’s Inc. is deemed to be a beneficial owner of the shares. The business address of Dr. Reddy’s Inc. is 600 College Road East, Suite 4000, Princeton, NJ 08540.

TRANSACTIONS WITH RELATED PERSONS

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. The following is a description of transactions since January 1, 2024 to which we have been a participant in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements.

Separation and General Release Agreement with Dr. Howard Berman

As discussed in the section title “Executive Compensation,” in connection with Dr. Berman’s resignation as Executive Chairman and as a member of the Board, the Company and Dr. Berman entered into the Separation and General Release Agreement. Pursuant to the terms of the Separation Agreement, (i) Dr. Berman is entitled to receive a prorated annual bonus for 2026 at 100% of target, payable on the Company’s next regular payroll date following the Separation Date (as defined in the Separation Agreement), (ii) the Company will pay or waive Dr. Berman’s COBRA premiums through the earlier of March 31, 2027 or the date he becomes eligible for coverage under another employer’s group health plan, and (iii) Dr. Berman’s unvested stock options will continue to vest for a period of twelve months following the Separation Date and the post-termination exercise period for his vested stock options (including the unvested options that vest during the twelve month period following his Separation Date) will be extended to the two-year anniversary of the Separation Date (subject to earlier expiration in accordance with their terms).

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

Our Board has adopted a written related-party transaction policy that sets forth the policies and procedures for the review and approval or ratification of transactions involving the Company and “related persons.” For the purposes of this policy, “related persons” will include our executive officers, directors, director nominees, and their immediate family members, and stockholders owning five percent or more of our outstanding common stock and their immediate family members.

The policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $100,000 and a related person has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to (i) whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party; (ii) the extent of the related person’s interest in the transaction; (iii) the benefits to the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (v) the availability of other sources for comparable products or services; (vi) the terms of the transaction; and (vii) the terms available to unrelated third parties.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

The following table summarizes the fees paid for professional services rendered by Weaver and Tidwell, L.L.P, or Weaver, our independent registered public accounting firm, for each of the last two fiscal years.

Fee Category	2025	2024
Audit fees (1)	$416,850	$342,704
Audit related fees	—	—
Tax fees (2)	21,939	30,450
All other fees	—	—

Total	$438,789	$373,154

1)

Consists of fees rendered in connection with the audit of our financial statements, review of registration statements, review of the interim financial statements and services normally provided in connection with regulatory filings. Included in the 2025 audit fees is an aggregate of approximately $65,100 fees billed in connection with the consents, diligence, and registration statements. Included in 2024 audit fees is an aggregate of approximately $29,000 fees billed in connection with the consents, diligence, and registration statements.

2)	Consists of income tax compliance services.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by Weaver that would have required our Audit Committee to consider their compatibility with maintaining the independence of Weaver.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Weaver for our fiscal year ended December 31, 2025 were pre-approved by our Board and/or Audit Committee.

Attendance at Annual Meeting

Representatives of Weaver and Tidwell, L.L.P. will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Vote Required

A majority of the votes cast affirmatively by the holders of all of the outstanding shares of our capital stock present or represented at the Annual Meeting is required to approve this Proposal 2. Abstentions, if any, will not affect the outcome of the vote on this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2027 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than January 13, 2027 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Coya Therapeutics, Inc., 5850 San Felipe St., Suite 500, Houston, TX 77057, Attn.: Secretary.

Director Nominations and Other Business to be Brought Before the 2027 Annual Meeting of Stockholders

Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2027 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than March 27, 2027 and no earlier than February 25, 2027; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Coya Therapeutics, Inc., 5850 San Felipe St., Suite 500, Houston, TX 77057, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2027 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Coya Therapeutics, Inc., 5850 San Felipe St., Suite 500, Houston, TX 77057, Attn.: Secretary, no later than April 26, 2027. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Coya Therapeutics, Inc., 5850 San Felipe St., Suite 500, Houston, TX 77057, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on May 1, 2026. Exhibits to the Form 10-K, as amended, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report on Form 10-K, as amended, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Coya Therapeutics, Inc., 5850 San Felipe St., Suite 500, Houston, TX 77057, Attn.: Secretary, or by phone at (800) 587-8170 or email at IR@coyatherapeutics.com. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Arun Swaminathan
Arun Swaminathan
Chief Executive Officer

May 13, 2026

Houston, TX

ENDORSEMENT_LINE______________ SACKPACK_____________
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2026 Annual Meeting Proxy Card 1234 5678 9012 345
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.
1. Election of Directors:
For Withhold For Withhold
01—Wilbur Ross 02—Dieter Weinand
2. To ratify the appointment of Weaver and Tidwell, L.L.P. as our For Against Abstain independent registered public accounting firm for the year ending December 31, 2026
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04AGPA
2026 Annual Meeting of Coya Therapeutics, Inc.
The 2026 Annual Meeting of Coya Therapeutics, Inc. will be held on
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Coya Therapeutics, Inc.
Notice of 2026 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — June 25, 2026
Arun Swaminathan and David Snyder, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Coya Therapeutics, Inc. to be held on June 25, 2026 or at any postponement or adjournment thereof.
This proxy, when properly executed, will be voted as indicated by the stockholder. If no directions are indicated, the proxy will be voted FOR the election of the two nominees to the Board of Directors, FOR Proposal 2, and in accordance with the judgment of the persons named as proxy herein, on any other matter(s) that may properly come before the Annual Meeting. This proxy is solicited on behalf of the Board of Directors.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
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Change of Address — Please print new address below. Comments — Please print your comments below.